SEI TAX EXEMPT TRUST

Intermediate-Term Municipal Fund
Short Duration Municipal Fund
California Municipal Bond Fund
Massachusetts Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Tax-Advantaged Income Fund
(the "Funds")

Supplement Dated June 5, 2020
to the Class F Prospectus and Class Y Prospectus, each dated December 31, 2019, as restated
on March 18, 2020 (the "Prospectuses") and Statement of Additional Information, dated
December 31, 2019 (the "SAI")

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

Effective June 5, 2020, Erin Garrett no longer serves as a portfolio manager to the Funds. As such, all references to "Erin Garrett" are hereby deleted.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1281 (6/20)